Exhibit 99.1

GulfSlope Energy
Exploring the Gulf of Mexico
May 29th 2014 Annual Shareholder Meeting
www.GulfSlope.com

Forward Looking Statement

This presentation may contain forward-looking statements about the business, financial condition and prospects of the Company. Forward-looking statements can be identified by the use of forward-looking terminology such as "believes," "projects," "expects," "may," "goal," "estimates," "should," "plans," "targets," "intends," "could," or "anticipates," or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy or objectives. Forward-looking statements relate to anticipated or expected events, activities, trends or results including BOEM lease awards based on apparent high bids. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. Forward-looking statements in this presentation include, without limitation, the Company's expectations of oil and oil equivalents, barrels of oil and gas resources in an underexplored region, prospects leased, profitable prospects, dollar amounts of value creation, undiscovered resources, drilling success rates, resource information , superior economics, consistent value growth and other performance results. The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves, *i.e.* Items 1201 through 1208 of Regulations S-K ("SEC Oil and Gas Industry Disclosures") . The estimates of recoverable resources used in this presentation do not comply the SEC Oil and Gas Industry Disclosures, nor should it be assumed that any recoverable resources will be classified as proved, probable or possible reserves consistent with the SEC Oil and Gas Industry Disclosures. Recoverable resources estimates are undiscovered, highly speculative resources estimated where geological and geophysical data suggest the potential for discovery of petroleum but where the level of proof is insufficient for a classification as reserves or contingent resources. In addition, recoverable resources have a great amount of uncertainty as to their existence, and economic and legal feasibility. Although the Company believes that the expectations reflected in forward-looking statements are reasonable, there can be no assurances that such expectations will prove to be accurate. Security holders are cautioned that such forward-looking statements involve risks and uncertainties. The forward-looking statements contained in this presentation speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which any such statement is based. Certain factors may cause results to differ materially from those anticipated by some of the statements made in this presentation. Please carefully review our filings with the SEC as we have identified many risk factors that impact our business plan. U.S. Investors are urged to consider closely the disclosures in our Forms 10-K, 10-Q, 8-K and other filings with the SEC, which can be electronically accessed from our website or the SEC's website at http://www.sec.gov/.

Abbreviations:

MM	million	$	United States dollar
B	billion	RTM	Reverse time migration
boe	barrel of oil equivalent	GSPE	GulfSlope Energy, Inc.

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GulfSlope Overview
GulfSlope became an oil and gas exploration company when it adopted its current business strategy in March 2013 in order to exploit the Gulf of Mexico (“GoM”) sub-salt Shelf Miocene Play
While the play has been known to industry since the 1990’s when over 350 MMBoe were discovered in the trend, it remains underexplored due to the challenge of seismic imaging sub-salt
–	Industry moved to the deepwater in the late 1990’s where existing seismic technologies were more effective
–	Subsequently, deepwater exploration has advanced sub-salt imaging, but the new technologies have not been deployed in our focus area
Commercialization of Reverse Time Migration (“RTM”) in 2006 provided explorers with the most accurate sub-salt imaging in the history of the industry
GulfSlope’s team was formed specifically to explore for large sub-salt targets in less than 1,000 ft of water depth
–	Licensed 2.2 million acres of 3D seismic data
–	Premier team of geophysicists and geologists, all experienced in Gulf of Mexico sub-salt
–	14,000 technical man hours invested to identify leases to bid on in the 2014 GoM Lease Sale
–	Internal estimate of 2B+ Boe of potential recoverable resources on identified prospects(1)
–
High bidder on 22 of 23 prospects(2)
(1) Based on internal company estimates of potential recoverable resources that do not comply with SEC Oil & Gas Industry Disclosures.  Assumes GulfSlope is awarded all blocks it was the high bidder on at the Offshore Lease Sale 231, Central Gulf of Mexico, which was conducted by the Bureau of Ocean Management on March 19, 2014.
(2) Offshore Lease Sale 231, Central Gulf of Mexico, which was conducted by the Bureau of Ocean Management on March 19, 2014.

Execution to Date

Utilizing regional 3D seismic data with advanced processing, GulfSlope has acquired a significant leasehold position in the Shelf Miocene sub-salt play

1	2007-2013: Proof of Concept	• Industry proves effectiveness of RTM and other technologies through sub-salt discoveries worldwide
2	Competitive Assessment	• Levels of industry bidding at the 2012 & 2013 lease sales on the shelf confirmed that competitors had not focused on the Shelf Miocene sub-salt play
3	Seismic Data	• After 2013 lease sale, licensed 2.2 million acres of 3D seismic data over focus area • Began re-processing seismic data
4	Public Vehicle	• Management assumes control of public vehicle
5	Build Team	• Targeted top-talent geophysicists and geologists with sub-salt experience • Technical team has over 200 years total experience, primarily exploring for major and large independent oil and gas companies in the GoM
6	Identify Prospects	• Spent 14,000 technical man hours identifying prospects with significant hydrocarbon potential • Re-processed 1 million acres of 3D seismic data with RTM • High-graded prospects rigorous technical and economic criteria
7	2014 Lease Sale	• ***High bidder on 22 of 23 lease blocks for an aggregate exposure of $7.8mm*** • **Portfolio of prospects with 2B+ Boe of potential recoverable resources(1)**

(1) Based on internal company estimates of potential recoverable resources that do not comply with SEC Oil & Gas Industry Disclosures.

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GulfSlope Focus Area:  The Shelf Miocene Play
High value assets with large resource potential
•	High bidder on 22 lease blocks in focus area
•	Large portfolio of drilling opportunities (prospects) with significant resource potential targeting the oil and condensate prone Shelf Miocene Play
•	Internal estimate of 2B+ Boe of potential recoverable resources(1) over portfolio of blocks
•	Moderate drilling depths reduce costs and accelerate developments
•	80% of prospects are within jack-up water depth (450’ or less) at far lower cost than deepwater drillships or semi-subs
•	Extensive network of pipelines and platforms nearby for production
(1) Based on internal company estimates of potential recoverable resources that do not comply with SEC Oil & Gas Industry Disclosures.  Assumes GulfSlope is awarded all blocks it was the high bidder on at the Offshore Lease Sale 231, Central Gulf of Mexico, which was conducted by the Bureau of Ocean Management on March 19, 2014.

Evolution of the Shelf Miocene Play

GoM shelf sub-salt potential was identified in the 1990's but was unable to be fully exploited due to limits of seismic imaging and drilling technologies

1990

Salt is Not the Basement!
- Reservoir quality sand first encountered below salt canopy in 1986
- Identified the potential of oil and gas reservoirs sub-salt

Sub-Salt Discoveries
- 7 discoveries made in the GoM Shelf Miocene play
- Approximately 350 MMboe discovered

2000

Shelf Miocene Play Limited by Existing Sub-Salt Technologies
•The acquisition and processing of seismic not designed for sub-salt depths
•Seismic processing doesn't accurately image below salt
•Drilling depth limitations reduce prospect availbility

Shift to Deepwater
- Industry moved to deepwater as available seismic imaging was sufficient to de-risk prospects
- Longer lease term: 10 yrs vs. 5 yrs on shelf
- Giant fields discovered

2010

Seismic Advancements
•New seismic data shot with longer offsets…better for sub-salt depths
•New Reverse Time Migration more accurately images sub-salt opportunities
•RTM and other technologies proven successful in sub-salt deepwater GoM, Brazil, West Africa, & Canada

Start of GulfSlope
- Shelf Miocene sub-salt play remains to be fully explored with new technologies
- **GulfSlope moves to acquire a leading position in the Shelf Miocene sub-salt play**

GoM Sub-Salt Opportunity Identified	New Technology Developed: Applied to Deepwater First	New Technologies Applied to Shelf; Sub-Salt Prospects Captured by GSPE

GulfSlope Energy
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Seismic Processing Improvements
Legacy: WEM Processing  Modern: RTM Reprocessed
Base of salt better defined
Additional salt body evident
Seismic events and termination now identified

Advancements in Technology

Large E&P companies no longer have singular access to expensive advanced processing technologies as costs and cycle times have come down



Computing Cost
Imaging Capability
Scalable Processing
Reverse Time Migration
Beam Migration
Multi-core Processors
Wave Equation Migration
Kirchhoff Migration
Parallel Processing
1980s
1990s
2000
2005
2012

Technology Evolution

- Seismic Capture
  - Previously 2D and less advanced 3D seismic were used to identify viable traps
  - Longer cable lengths, additional geophones and other enhancements utilized today in order to capture large volumes of data to accurately image below salt
- Seismic Processing
  - Complex processing algorithms increased accuracy, which were unavailable with previous computer speeds
  - Today's processing costs are far lower and more accurate than a few years ago
  - Reverse Time Migration along with other technologies utilized by GSPE and industry provide the most accurate view of sub-salt prospects
    - Increased clarity of trap
    - Higher spatial resolution de-risks presence of reservoirs
    - Allows for optimal well placement

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Exploring a Proven Petroleum System

350 MMboe were discovered in the 1990s in the Shelf Miocene sub-sale play. GulfSlope has leased multiple prospects in this area exceeding 2Bboe using new seismic technology



Tanzanite
~30MMBoe
Discovered in 1999
Hickory
~53MMBoe
Discovered in 2000
Mahogany
~45MMBoe
Discovered in 1997
Enchilada
~43MMBoe
Discovered in 1997
Conger
~175MMBoe
Discovered in 2001
GSPE High-Bid Lease Block
Producing Sub-Salt Fields
Gas-Producing Field
Oil and Gas-Producing Field

Note: Assumes GulfSlope is awarded all high-bid won blocks from Offshore Lease Sale 231, Central Gulf of Mexico, which was conducted by the Bureau of Ocean Management on March 19, 2014.

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Economics on the Shelf

Shelf Miocene Developments to Date

- Large fields: ~200 MMboe nearby direct analog
- All fields produced significant oil or condensate
- Fixed platform developments
- Average 3 Years from discovery to 1st production
- Developments benefit from existing infrastructure

Additional Upside Potential

- Modern drilling – access multiple, deeper targets than in the 1990s
- Subsea completion/tieback to additional facilities serving deepwater
- Synergies with offset fields – extends offset field's life and reduces GSPE throughput costs

Development Timeline: Discovery to 1st Production



Exploration Drilling
Deepwater
Appraisal Drilling
Permitting
Construction & Development Drilling
+/- 9 Years[1]
Shelf
+/- 3 Years
1
2
3
4
YEARS
5
6
7
8
9

(1) Based on Wood Mackenzie "High value in deepwater Gulf of Mexico's riskier assets" dated March 2013

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GulfSlope Energy

- ✓ Pure Gulf of Mexico exploration exposure
- ✓ Multi-year drilling portfolio with 2 Billion boe of potential recoverable resources*
- ✓ Large prospects in shallow water (<1,000 ft of water depth) can generate very attractive returns for shareholders
- ✓ Oil and condensate prone area underexplored
- ✓ Proven executives with strong history of value creation
- ✓ Management & technical team fully aligned with investors
- ✓ GulfSlope is well positioned as industry returns to the Shelf Miocene sub-salt play

(1) Based on internal company estimates of potential recoverable resources that do not comply with SEC Oil & Gas Industry Disclosures. Assumes GulfSlope is awarded all blocks it was the high bidder on at the Offshore Lease Sale 231, Central Gulf of Mexico, which was conducted by the Bureau of Ocean Management on March 19, 2014.

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Thank You GulfSlope Energy Exploring the Gulf of Mexico GulfSlope.com OTC BB: GSPE Brady Rodgers Vice President 281.918.4110 brady.rodgers@gulfslope.com